EXHIBIT 10.2
                                                                     TO THE 1994
                                                                       FORM 10-K

                                                                       EXHIBIT G
                                                                          TO THE
                                                                CREDIT AGREEMENT

                     AMENDED AND RESTATED HOLDINGS GUARANTEE


          AMENDED AND RESTATED HOLDINGS GUARANTEE, restated as of July 7,1994, made by GENERAL INSTRUMENT CORPORATION, a Delaware corporation (the "GUARANTOR"), in favor of CHEMICAL BANK a New York banking corporation ("CHEMICAL"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "BANKS") parties to the Second Amended and Restated Credit Agreement, dated as of June 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among General Instrument Corporation of Delaware (formerly GI Corporation; the "COMPANY"), the Banks, the Administrative Agent and Chemical, Continental Bank N.A., Deutsche Bank AG, The Nippon Credit Bank, Ltd., The Bank of Nova Scotia, The Toronto-Dominion Bank, National Westminster Bank PLC and The Bank of Tokyo Trust Company, as co-agents for the Banks (in such capacity, collectively, the "CO-AGENTS").


                              W I T N E S S E T H :


          WHEREAS, the Guarantor owns all of the issued and outstanding capital stock of the Company; and

          WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to hold and make loans to, and the Issuing Banks have agreed to issue and keep outstanding letters of credit for the account of, the Company upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Company thereunder, INTER ALIA; and

          WHEREAS, pursuant to the Existing Credit Agreement (as defined in the Credit Agreement), Holdings has previously made that certain Holdings Guarantee, dated as of June 30, 1993 (the "EXISTING GUARANTEE"); and

          WHEREAS, it is a condition precedent to the obligation of the Banks to hold and make their respective loans to, and the Issuing Banks to issue and keep outstanding letters of credit for the account of, the Company under the Credit Agreement that the Guarantor shall have executed and delivered a Guarantee to the Administrative Agent for the ratable benefit of the Banks; and

          WHEREAS, the Company has requested that the Existing Guarantee be amended and restated upon the terms and subject to the conditions herein contained; and




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                                                                              2


          WHEREAS, it is a condition precedent to the obligation of the Banks to hold and make their respective loans to, and the Issuing Banks to issue and keep outstanding letters of credit for the account of, the Company under the Credit Agreement that the Existing Guarantee shall have been amended and restated upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Banks and the Co-Agents to enter into the Credit Agreement and to induce the Banks to hold and make their respective loans to, and the Issuing Banks to issue and keep outstanding letters of credit for the account of, the Company under the Credit Agreement, the Guarantor hereby agrees that the Existing Guarantee shall be and is amended and restated in its entirety as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

          2. GUARANTEE. The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Banks, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Banks or the Co-Agents in enforcing, or obtaining advice of counsel in respect of, any of their rights under this Guarantee. This Guarantee constitutes a guarantee of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent, any Co-Agent or any Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of the Guarantor hereunder. This Guarantee shall remain in full force and effect until the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto the Company may be free from any Obligations.

          The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent, any Bank or any Co-Agent on account of its liability hereunder, it will notify the Administrative Agent, such Bank or such Co-Agent in writing that such payment is made under this Guarantee for such purpose. No payment or payments made by the Company or any other Person or received or collected by the Administrative Agent, any Bank or any Co-Agent from the Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or


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                                                                              3


from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the Obligations until the Obligations are paid in full and the Commitments are terminated.

          3. RIGHT OF SETOFF. Upon the occurrence and during the continuance of any Event of Default specified in the Credit Agreement, the Administrative Agent, each Bank and each Co-Agent are hereby irrevocably authorized at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, such Bank or such Co-Agent to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Administrative Agent, such Bank or such Co-Agent may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of the Administrative Agent, such Bank or such Co-Agent against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, any other Credit Document, any Letter of Credit or otherwise, as the Administrative Agent, such Bank or such Co-Agent may elect, whether or not the Administrative Agent, such Bank or such Co-Agent has made any demand for payment and although such liabilities and claims may be contingent or unmatured. The Administrative Agent, each Bank and each Co-Agent shall notify the Guarantor promptly of any such setoff made by it and the application made by it of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Bank and each Co-Agent under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent, such Bank or such Co-Agent may have.

          4. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder, or any setoff or application of funds of the Guarantor by the Administrative Agent, any Bank or any Co-Agent, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent, any Bank or any Co-Agent against the Company or against any collateral security or guarantee or right of offset held by the Administrative Agent, any Bank or any Co-Agent for the payment of the Obligations, nor shall the Guarantor seek any reimbursement from the Company in respect of payments made by the Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantor are hereby waived.



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                                                                              4


          5.  AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS.  The
Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, any Bank or any Co-Agent may be rescinded by the Administrative Agent, such Bank or such Co-Agent, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, any Bank or any Co-Agent, and the Credit Agreement, any Note, any other Credit Document, any Letter of Credit and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Banks (or the Required Banks, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent, any Bank or any Co-Agent for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent, any Bank nor any Co-Agent shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

          6. GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, any Bank or any Co-Agent upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee; and all dealings between the Company or the Guarantor, on the one hand, and the Administrative Agent, the Banks and the Co-Agents, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, any Note, any other Credit Document, any Letter of Credit, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, any Bank or any Co-Agent, (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Administrative Agent, any Bank or any Co-Agent, or (c) any other circumstance whatsoever



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                                                                              5


(with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When the Administrative Agent is pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent, any Bank or any Co-Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent, any Bank or any Co-Agent to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, the Banks and the Co-Agents against the Guarantor.

          7. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, any Bank or any Co-Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

          8. PAYMENTS. The Guarantor hereby agrees that the Obligations will be paid to the Administrative Agent without setoff or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

          9. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

          (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, except to the extent that the failure to possess such corporate power and authority and such legal right would not, in the aggregate, have a material adverse effect on the business, financial condition, assets,



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                                                                              6


     liabilities, net assets, properties, results of operations, value or prospects of the Guarantor and its Subsidiaries taken as a whole;

          (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

          (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

          (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

          (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or (ii) which would have a material adverse effect on the business, financial condition, assets, liabilities, net assets, properties, results of operations, value or prospects of the Guarantor and its Subsidiaries taken as a whole;

          (g) it has good record and marketable title in fee simple to or valid leasehold interests in all its material real property, and good title to all its other material property, and none of such property is subject to any Lien of any nature whatsoever; and

          (h) it has filed or caused to be filed or has timely requested an extension to file or has received an approved extension to file all tax returns required to be filed by it, and has paid all taxes due on said returns or extension



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                                                                              7


     requests or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books).

          The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each Borrowing Date by the Company under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

          10. COVENANTS. (a) The Guarantor will not, directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire the Convertible Junior Notes, or any principal thereof or interest thereon, except
(i) with the consent of the Required Banks, (ii) scheduled payments of principal and interest made in accordance with the terms of the Convertible Junior Notes and (iii) conversion of the Convertible Junior Notes to common stock of the Guarantor in accordance with the terms of the Convertible Junior Indenture, including, without limitation, Article Twelve thereof. The Guarantor will not consent to any amendment, modification or supplement to or of any provision of the Convertible Note Indenture or any Convertible Junior Notes.

          (b) To the extent that interest payments from the Company on the Subordinated Note exceed in the aggregate the amount of interest required to be paid by the Guarantor to the holders of the Convertible Junior Notes on any interest payment date for the Convertible Junior Notes, the Guarantor shall contribute to the capital of the Company, immediately upon receipt thereof, the amount of any such excess, net of income taxes (including payments to the Company on account of tax sharing arrangements).

          (c) Notwithstanding the release of the collateral consisting of the capital stock of the Company and the Subordinated Note that was pledged under the Holdings Pledge Agreement, the Guarantor will not, without the prior written consent of the Administrative Agent, create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Capital Stock of the Company or the Subordinated Note.


          11. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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                                                                              8


          12. PARAGRAPH HEADINGS. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13. NO WAIVER; CUMULATIVE REMEDIES. Neither the Administrative Agent, any Bank nor any Co-Agent shall by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the covenants, terms, or conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Bank or any Co-Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Bank or any Co-Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Bank or such Co-Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          14.  WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING
LAW. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, PROVIDED that any provision of this Guarantee may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent, the Banks and the Co-Agents and their successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          15. NOTICES. All notices, requests and demands to or upon the Guarantor or the Administrative Agent, either Co-Agent or any Bank to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, when sent, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in subsection 11.2 of the Credit Agreement or on the signature pages hereto, as the case may be.



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                                                                              9


          16. AUTHORITY OF ADMINISTRATIVE AGENT. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent, the Banks and the Co-Agents, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          17. INTEGRATION; ACKNOWLEDGEMENTS. The Guarantor hereby confirms its agreement with subsections 11.10 and 11.12 of the Credit Agreement.

          18. SUBMISSION TO JURISDICTION; WAIVERS. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

         (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

        (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE AFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH
     OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN   NOTIFIED
     PURSUANT TO SECTION 15 HEREOF; AND

         (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.


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          (b)  EACH OF THE ADMINISTRATIVE AGENT, EACH CO-AGENT, EACH BANK AND
THE GUARANTOR UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

          19. CONTINUATION OF GUARANTEE. This Guarantee (a) continues in full force and effect, unimpaired and undischarged, the indebtedness created under the Existing Guarantee by the Guarantor in favor of the Administrative Agent and (b) constitutes an amendment and restatement of the Existing Guarantee.



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                                                                             11


          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

                                    GENERAL INSTRUMENT CORPORATION


                                    By:
                                       ---------------------
                                       Richard C. Smith
                                    Title: Vice President, Treasurer,
                                    Assistant Secretary and Director of
                                    Taxes

                                    Address:  181 West Madison Street
                                              Chicago, Illinois  60602
                                              Attn: Chief Financial
                                                    Officer